united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number	811-23392

Arca U.S. Treasury Fund

(Exact name of registrant as specified in charter)

4551 Glencoe Avenue, Suite 350, Marina Del Rey, CA 90292
(Address of principal executive offices)	(Zip code)

Philip Liu, Esq.

4551 Glencoe Avenue, Suite 350, Marina Del Rey, CA 90292

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-991-8037

Date of fiscal year end:	12/31

Date of reporting period:	12/31/24

ITEM 1. REPORTS TO STOCKHOLDERS.

Arca U.S. Treasury Fund

Annual Report

December 31, 2024

January 2025

This report covers operations of the Arca U.S. Treasury Fund (the “Fund”) for the fiscal year ended December 31, 2024. The Fund concluded the year with net assets of $426,345 across twenty-nine different investors, up from $389,838 in December 2023 representing an increase of 9%.

Arca U.S. Treasury Fund

The Fund’s investment objective is to seek maximum total return consistent with the preservation of capital. Over the course of the reporting period, the Fund purchased and maintained a portfolio of U.S. Treasury securities in accordance with the Funds investment strategy.

Bond Market Overview

In 2024, the U.S. bond market faced significant volatility, influenced by a mix of monetary policy shifts, economic data, and global events. The year began with the 10-year U.S. Treasury yield at 3.88%, supported by the Federal Reserve’s pause in rate hikes at a peak range of 5.25%–5.50%. Treasury yields rose to 4.70% in April 2024, then fell to 3.60% by September due to fears of recession. towards the end of the year, robust job creation, persistent inflation expectations, and heavy Treasury issuance led to a selloff starting in October, driving yields back to 4.57% by year-end. Foreign central banks’ sale of U.S. Treasuries to support their currencies also added to market pressures, further elevating yields.

A turning point occurred as the Federal Reserve pivoted to rate cuts in September and November, reducing front-end rates to 4.25%–4.50% by year-end. Despite these cuts, long-term yields remained elevated, reflecting market expectations of stronger growth and potential inflation risks. The yield curve, inverted since 2022, began to normalize in December as the 3-month Treasury yield fell below the 10-year yield, marking a shift in the market narrative.

Shape of the Yield Curve: 12/31/2023 vs 12/31/2024

Source: Bloomberg 1/21/2025

Compared to 2023, when the bond market grappled with the Fed’s aggressive tightening cycle and a deeply inverted yield curve, 2024 marked a transitional phase. The yield curve’s gradual steepening and the Fed’s shift to easing policies underscored evolving economic conditions and investor sentiment. By year-end, the 10-year yield bounced back to its April highs around 4.57%, reflecting a complex interplay of economic and monetary forces.

Source: Bloomberg 1/21/2025

Inside the Portfolio

The Fund’s investment objective is to seek maximum total return consistent with the preservation of capital. With both the Fund’s investment objective and current rate environment in mind, we are continuing to capitalize on opportunities for higher yields while seeking to minimize duration risk by rolling 3- and 6-month U.S. Treasury bills. As of December 31st, 2024, the Fund noted annual returns of 5.03%, compared to 5.26% for the Bloomberg Short Treasury Total Return Value Index Unhedged in 2024.

Chart of 2024 Bloomberg US Treasury Index

Source: Bloomberg 1/21/2025

Factors that Materially Affected the Fund’s Performance

After a challenging performance in 2022 and 2023, the U.S. Treasury market faced a mixed environment in 2024, with moments of recovery amid persistent volatility. The S&P U.S. Treasury Bond Current 10-Year Index reflected modest gains, driven in part by a shift in Federal Reserve policy toward easing interest rates as concerns over economic momentum emerged. Slower inflation and evolving monetary policy expectations created opportunities for bond prices to stabilize, particularly in shorter maturities. However, external pressures, including shifts in global capital flows and heightened issuance of government debt, exerted upward pressure on yields. Despite these headwinds, the Treasury market managed a measured rebound, highlighting the ongoing balancing act between growth concerns and investor appetite for safer assets.

Looking Ahead

Looking ahead to 2025, the U.S. bond market outlook will be strongly influenced by evolving economic conditions and continued adjustments in monetary policy. The Federal Reserve’s recent pivot to rate cuts is expected to influence yield curves further, with short-term rates likely declining as the central bank seeks to support economic growth.

Economic resilience, including steady labor market performance and moderate inflation, could sustain upward pressure on long-term yields, creating a potential headwind for price appreciation. Additionally, the ongoing issuance of U.S. Treasury securities to address fiscal needs may contribute to supply-side pressures in the market. Global factors, such as shifts in foreign central bank demand for Treasuries and geopolitical risks, will also remain key variables influencing performance.

For investors, 2025 may offer a more favorable environment than recent years, with the potential for positive returns in fixed income as rates stabilize or decline. However, careful positioning will be necessary to navigate the complexities of a transitioning economy and the interplay between growth, inflation, and monetary policy.

In accordance with the Fund’s mandate, and in constructing the portfolio for the Fund, the Adviser aims to capture as much yield as possible for the benefit of subscribers. The Adviser will also be looking at other enhancements to the Fund that will make it more commercially flexible and spur further adoption.

Jerald David

President, Arca Capital Management

An investor should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. This and other information is available in the Fund’s prospectus, which should be reviewed carefully prior to investing. To obtain a prospectus, please call 1-800-445-3148.

Past performance is no guarantee of future results.

The statements contained herein reflect the opinions and views of the Adviser as of the date written, are subject to change without notice, may be forward-looking and/or based on current expectations, projections, and/or information currently available. Such information may not be accurate over the long-term. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

The Fund’s Annual Operating Expense Ratio, as reflected in the current prospectus is 134.33%, however the Adviser has agreed to an expense cap of 0.75% through an expense limitation agreement through April 30, 2025. For more details relating to the Fund’s expenses, please review the prospectus. No assurance can be given that the Fund will achieve its investment objective.

This fund is an interval closed-end fund.

Fund Risks

An investment in the Fund involves risk including loss of principal. You may not have access to the money you invest for an extended period of time. ● You may not be able to sell your shares at the time or in the quantity of your choosing regardless of how the Fund performs. ● Investors should understand that the Fund’s shares are not currently listed on or available for trading through a national securities exchange or any other exchange, and a market for trading on an exchange may never be available to investors. Except for individually negotiated peer-to-peer transactions, there is currently no secondary market for ArCoins, and no such market is expected to develop. ● Because you may not be able to sell your shares at the time or in the quantity of your choosing, you may not be able to reduce your exposure to the Fund in a market downturn. ● An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe. ● The amount of any distributions the Fund may pay is uncertain. There is no assurance that the Fund will maintain a particular level of distributions, nor is there any guarantee that the Fund will make distributions at any particular time. ● Due to the emerging nature of blockchain use in securities transactions, the Fund anticipates that (other than monthly repurchase offers as described below) there will initially be limited to no liquidity in ArCoins due to low or no volume in peer-to-peer transactions. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity. ● The Fund will not invest, directly or indirectly, in digital assets, including digital securities. ● Although shareholders can engage in peer-to-peer transactions using blockchain technology, the Transfer Agent will maintain the official record of the Fund’s shareholders.

The Fund is one of the first registered funds to offer digital asset securities and there are additional risks associated with this feature of the Fund, including regulatory risk, liquidity risk, emerging technology risk, operational and technology risk, and risks specifically associated with the Ethereum blockchain. For details regarding all of the risks described above, please review the prospectus.

Arca Capital Management, LLC serves as adviser to the Fund, distributed by Distribution Services, LLC (“ACA”), Member FINRA/SIPC. The Adviser and ACA are not affiliated.

Arca U.S. Treasury Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2024

The Fund's performance figures* for the periods ended December 31, 2024, compared to its benchmark:

		Annualized
	One Year	Three Year	Since Inception (a)
Arca U.S. Treasury Fund	5.03%	3.75%	2.49%
Bloomberg Short Treasury Total Return Value Index Unhedged **	5.26%	3.76%	2.52%

(a)	Inception date is July 6, 2020.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Had the Adviser not waived fees and reimbursed expenses, the Fund’s total return would have been lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, after application of the expense limitation agreement, is 0.80% per the Fund’s Prospectus dated May 1, 2024. Had the Adviser not waived fees and reimbursed expenses, the total expense ratio would have been higher. For performance information current to the most recent month-end, please call 1-888-526-1997.

**	Bloomberg Short Treasury Total Return Value Index Unhedged is a measure of the performance of the U.S. Treasury bills, notes, and bonds under one year to maturity. Investors cannot invest directly into an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of Change in Value of a $10,000 Investment

Since Inception July 6, 2020 through December 31, 2024

Holdings by type of investment	% of Net Assets
Short Term Investments:
U.S. Treasury Bills	95.3%
Money Market Fund	15.3%
Liabilities in Excess of Other Assets	(10.6)%
100.0%

Please refer to the Schedule of Investments that follows in this annual report for a detail of the Fund’s holdings.

ARCA U.S. TREASURY FUND

SCHEDULE OF INVESTMENTS

December 31, 2024

Principal		Coupon or Yield
Amount ($)		Rate (%)	Maturity	Fair Value
	SHORT‐TERM INVESTMENTS — 110.6%
	U.S. TREASURY BILLS — 95.3%
146,000	United States Treasury Bill(a)	4.16	03/20/25	$144,697
150,000	United States Treasury Bill(a)	4.17	10/02/25	145,436
121,000	United States Treasury Bill(a)	4.17	12/26/25	116,224

	TOTAL U.S. TREASURY BILLS (Cost $406,230)			406,357

Shares
	MONEY MARKET FUND ‐ 15.3%
65,179	Fidelity Treasury Portfolio, Class I, 4.34%(b) (Cost $65,179)	65,179

	TOTAL SHORT‐TERM INVESTMENTS (Cost $471,409)	471,536

	TOTAL INVESTMENTS ‐ 110.6% (Cost $471,409)	$471,536
	LIABILITIES IN EXCESS OF OTHER ASSETS ‐ (10.6)%	(45,191)
	NET ASSETS ‐ 100.0%	$426,345

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2024.

See accompanying notes to financial statements.

Arca U.S. Treasury Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024

ASSETS
Investment securities:
At cost	$471,409
At fair value	$471,536
Receivable due from Adviser	52,187
Interest receivable	248
Prepaid expenses & other assets	10,479
TOTAL ASSETS	534,450

LIABILITIES
Accrued audit and tax fees	50,100
Accrued legal fees	29,450
Accrued administration fees	13,639
Accrued expenses and other liabilities	8,916
Accrued professional fees	4,000
Accrued trustees fees	2,000
TOTAL LIABILITIES	108,105
NET ASSETS	$426,345

Net Assets Consist Of:
Paid in capital ($0 par value, 100,000,000 shares authorized)	$426,221
Accumulated earnings	124
NET ASSETS	$426,345

Net Assets	$426,345
Shares of beneficial interest outstanding ($0 par value, 100,000,000 shares authorized)	426,803

Net asset value (Net Assets ÷ Shares Outstanding)	$1.00

See accompanying notes to financial statements.

Arca U.S. Treasury Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

INVESTMENT INCOME
Interest	$22,896
TOTAL INVESTMENT INCOME	22,896

EXPENSES
Investment advisory fees	202
Blockchain administration fee	809
Legal fees	157,526
Administrative services fees	87,285
Audit and tax fees	50,376
Compliance officer fees	48,000
Transfer agent fees	42,825
Trustees fees and expenses	24,180
Custodian fees	19,883
Registration fees	18,234
Printing and postage expenses	12,187
TOTAL EXPENSES	461,507

Less: Fees waived/reimbursed by the Adviser	(458,473)

NET EXPENSES	3,034
NET INVESTMENT INCOME	19,862

NET UNREALIZED LOSS ON INVESTMENTS
Net change in unrealized appreciation on:
Investments	(504)
(504)

NET UNREALIZED LOSS ON INVESTMENTS	(504)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,358

See accompanying notes to financial statements.

Arca U.S. Treasury Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
FROM OPERATIONS
Net investment income	$19,862	$19,913
Net change in unrealized (depreciation)/appreciation on investments	(504)	499
Net increase in net assets resulting from operations	19,358	20,412

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(19,953)	(23,290)
From distributions to shareholders	(19,953)	(23,290)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	21,000	-
Net asset value of shares issued in reinvestment of distributions:	19,953	23,290
Payments for shares redeemed:	(3,851)	(2,040)
Net increase in net assets from shares of beneficial interest	37,102	21,250

TOTAL INCREASE IN NET ASSETS	36,507	18,372

NET ASSETS
Beginning of year	389,838	371,466
End of year	$426,345	$389,838

SHARE ACTIVITY
Shares sold	20,921	-
Shares Reinvested	19,953	23,142
Shares redeemed	(3,833)	(2,000)
Net increase in shares of beneficial interest outstanding	37,041	21,142

See accompanying notes to financial statements.

Arca U.S. Treasury Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021		Period* Ended December 31, 2020
Net asset value, beginning of year/period	$1.00	$1.01	$1.00	$1.00		$1.00

Activity from investment operations:
Net investment income/(loss) (1)	0.05	0.05	0.01	(0.00	)(2)	(0.00	)(2)
Net realized and unrealized gain/(loss) on investments (2)	(0.00)	0.00	(0.00)	(0.00)		0.00
Total from investment operations	0.05	0.05	0.01	(0.00)		0.00

Less distributions from:
Net investment income	(0.05)	(0.06)	-	-		-
Total distributions	(0.05)	(0.06)	-	-		-

Net asset value, end of year/period	$1.00	$1.00	$1.01	$1.00		$1.00

Total return (3)	5.03%	5.26%	1.00%	0.00%		0.00	%(9)

Net assets, end of year/period (000’s)	$426	$390	$371	$116		$123

Ratio of gross expenses to average net assets (4,7)	114.09%	134.28%	146.10%	717.53%		1404.93	%(5)
Ratio of net expenses to average net assets (4,8)	0.75%	0.75%	0.75%	0.19	%(10)	0.75	%(5)
Ratio of net investment income/(loss) to average net assets (4)	4.91%	5.24%	0.92%	(0.13)%		(0.64	)%(5)
Portfolio Turnover Rate	0%	0%	0%	0%		0	%(6)

*	The Arca U.S.Treasury Fund commenced operations on July 6, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Less than $0.005.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers and expense reimbursements by the Advisor.

(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(5)	Annualized.

(6)	Not Annualized.

(7)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by the Adviser.

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(9)	Represents total return based on net asset values per share from commencement of investment operations on July 6, 2020 through December 31, 2020.

(10)	Includes voluntary waiver from the Adviser. Without this additional voluntary waiver, the net expense ratio would have been 0.75% for the year ended December 31, 2021.

See accompanying notes to financial statements.

Arca U.S. Treasury Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1. ORGANIZATION

Arca U.S. Treasury Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”) on October 20, 2020, offers monthly repurchases of shares at net asset value. The Fund’s investment adviser is Arca Capital Management, LLC. (the “Adviser”). The Fund commenced operations on July 6, 2020.

The investment objective of the Fund is to seek maximum total return consistent with preservation of capital.

The Fund’s shares (“ArCoins” or “shares”) are available for purchase and can be transferred in peer-to-peer transactions on Ethereum, an open, public, distributed ledger that is secured using cryptography (referred to as a “blockchain”). Ethereum records transactions between two parties in a verifiable and permanent way, referred to as “immutability.” There are no share certificates and, because the shares can be transferred in peer-to-peer transactions using Ethereum’s blockchain technology, the shares are characterized herein as “digital securities.” Please refer to the Fund’s registration statement for additional information, including the costs and risks of effecting transactions on Ethereum and other risks associated with investing in the Fund (see “Peer-to-Peer Transactions,” “About the Digital Securities” and “Risks of Digital Securities”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities, including U.S. government obligation (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

Arca U.S. Treasury Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When determining the fair value of an asset, the Adviser will seek to determine the price that it might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser and the Board deem relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2024 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$-	$406,357	$-	406,357
Money Market Fund	65,179	-	-	65,179
Total	$65,179	$406,357	$-	$471,536

*	Refer to the Schedule of Investments for classification.

Arca U.S. Treasury Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

The Fund did not hold any Level 3 securities during the year ended December 31, 2024. There were no transfers between levels.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributions from net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions should be recorded for open tax years ended December 31, 2021-December 31, 2023, or is expected to be taken in the Fund’s December 31, 2024 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended December 31, 2024, the aggregate purchases and sales of investments (excluding U.S. Government & Agencies and other short-term investments) were $0 and $0, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 0.05% of its average daily net assets. For the year ended December 31, 2024, the Fund incurred $202 of advisory fees.

Arca Labs, an affiliate of the Adviser, serves as the Fund’s blockchain administrator and developer pursuant to a Blockchain Administration and Development Agreement (the “Blockchain Administration Agreement”). Under the terms of the Blockchain Administration Agreement, the blockchain administrator is responsible for providing, or arranging for the provision of, development and administrative services necessary for the issuance of the Fund’s shares as digital securities and the on-going maintenance and administration of such digital securities. This includes, for example, coding ArCoins’ “smart contracts,” which are self-executing computer programs written to the blockchain, and maintaining and updating such code as necessary. For its services, the blockchain administrator is paid a fee calculated at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2024, the Fund incurred $809 of blockchain administration fees.

Arca U.S. Treasury Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund for an initial one year period from the effective date of the agreement to ensure that Net Annual Operating Expenses (including offering expenses, but excluding any transaction fees payable by the Fund to Ethereum, taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.75% of the Fund’s average daily net assets. For the year ended December 31, 2024, the Adviser waived fees and reimbursed expenses in the amount of $458,473. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. Cumulative waivers and expense reimbursements subject to the aforementioned reimbursements will expire December 31 of the following years:

2025	$509,102
2026	$507,242
2027	$458,473

As of December 31, 2024, $869,364 in waived advisory fees and reimbursed expenses expired unrecouped.

The distributor of the Fund is UMB Distribution Services, LLC (the “Distributor”).

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation at December 31, 2024, were as follows:

Cost for Federal Tax purposes	$471,409

Unrealized Appreciation	$136
Unrealized Depreciation	(9)
Tax Net Unrealized Appreciation	$127

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2024, and December 31, 2023, were as follows:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Ordinary Income	$19,953	$23,290
Long-Term Capital Gain	-	-
Return of Capital	-	-
	$19,953	$23,290

As of December 31, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$-	$-	$-	$(3)	$-	$127	$124

Arca U.S. Treasury Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

Permanent book and tax differences, primarily attributable to the distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2024, as follows:

Paid In Capital	Distributable Earnings
$(91)	$91

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of December 31, 2024, the Adviser held approximately 91.6% of the voting securities of the Fund.

8. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, and under the terms of an Exemptive Order issued by the SEC on October 20, 2020, the Fund offers shareholders on a monthly basis the option of redeeming shares, at net asset value, up to 6% of the shares then outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s monthly repurchases.

During the year ended December 31, 2024, the Fund completed twelve monthly repurchase offers. In those offers, the Fund offered to repurchase up to 6% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Amount Repurchased	Percentage of Outstanding Shares Repurchased
Repurchase Offer #1	January 2, 2024	January 15, 2024	January 15, 2024	$1.00	$-	0.00%
Repurchase Offer #2	February 1, 2024	February 14, 2024	February 14, 2024	$1.00	$2,126	0.55%
Repurchase Offer #3	March 1, 2024	March 14, 2024	March 14, 2024	$1.01	$537	0.14%
Repurchase Offer #4	April 1, 2024	April 12, 2024	April 12, 2024	$1.00	$-	0.00%
Repurchase Offer #5	May 1, 2024	May 14, 2024	May 14, 2024	$1.01	$1,188	0.29%
Repurchase Offer #6	June 3, 2024	June 14, 2024	June 14, 2024	$1.01	$-	0.00%
Repurchase Offer #7	July 1, 2024	July 15, 2024	July 15, 2024	$1.00	$-	0.00%
Repurchase Offer #8	August 1, 2024	August 14, 2024	August 14, 2024	$1.01	$-	0.00%
Repurchase Offer #9	September 3, 2024	September 16, 2024	September 16, 2024	$1.01	$-	0.00%
Repurchase Offer #10	October 1, 2024	October 14, 2024	October 14, 2024	$1.00	$-	0.00%
Repurchase Offer #11	November 1, 2024	November 15, 2024	November 15, 2024	$1.00	$-	0.00%
Repurchase Offer #12	December 2, 2024	December 13, 2024	December 13, 2024	$1.01	$-	0.00%

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Arca U.S. Treasury Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arca U.S. Treasury Fund (the Fund), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended and for the period from July 6, 2020 (commencement of operations) through December 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 6, 2020 (commencement of operations) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Arca Capital Management, LLC advised investment companies since 2019.

Denver, Colorado

February 28, 2025

Arca U.S. Treasury Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2024

Trustees and Officers

Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Arca Capital Management, LLC, 4151 Redwood Ave., Suite 206 Los Angeles, CA 90066. Additional information about the Trustees and officers of the Fund is provided in the table below.

Independent Trustees

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/Trusteeships Held During the Past Five Years
Bruce H. Park, 46	Trustee since 2019	VP Treasury, Molina Healthcare (2018 – Present)	1	Director, Matrix Partners India Investments IV, LLC (2022 – Present)
Daniel A. Strachman, 52	Trustee since 2019	Managing Director, A&C Advisors LLC (corporate governance consulting for the investment management industry) (Sept. 2001 – Present); Co-Founder IMDDA, Inc. (due diligence education for the hedge fund, mutual fund and private equity fund industries) Dec 2015 – present	1	Takumi Capital Management, LP (Sept. 2014 – Present); DCIG Capital Fund, Ltd (March 2018 – Present); Glide Fund SPC Ltd and Glide Master Fund SPC Ltd (Feb. 2019 – Present)
Micheal Ceccato, 67	Trustee and Audit Committee Chairman since 2024	Senior Vice President and Compliance Officer, U.S. Bank N.A. (March 2018 – July 2023); Senior Vice President (March 2015 – July 2023) and Chief Fund Compliance Officer, U.S. Bank Global Fund Services, LLC (September 2009 – July 2023); Chief Compliance Officer, Anti-Money Officer and Vice President, Advisor Series Trust (September 2009 – May 2023) and Total Fund Solution Trust (October 2022 – July 2023)	1	N/A

Arca U.S. Treasury Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2024

Interested Trustees

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/Trusteeships Held During the Past Five Years
Philip Liu, 51	Trustee, Chairman of the Board since 2019	Co-Founder and Chief Investment Officer, Arca Capital Management LLC (Nov. 2019 – present); Co-Founder and Chief Legal Officer, Praesidium Partners, Inc. (parent holding company), and Arca Investment Management, LLC (investment adviser) (May 2018 – present)	1	N/A

Officers

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years
Jeffrey M. Dorman, 44	Portfolio Manager and Chief Investment Officer since December 2019	Co-Founder and Chief Investment Officer, Arca Capital Management LLC, Praesidium Partners, Inc. (parent holding company), and Arca Investment Management, LLC (investment adviser) (May 2018 – present)
Philip Liu, 51	Chief Executive Officer since December 2019

Co-Founder and Chief Legal Officer, Arca Capital Management LLC (Nov. 2019 – present); Co-Founder and Chief Legal Officer, Praesidium Partners, Inc. (parent holding company) and Arca Investment Management, Inc. (investment adviser) (May 2018 – present)

Vance Jeffery Sanders, 57	Chief/Principal Financial Officer since February 2021	Chief Financial Officer, Praesidium Partners, Inc. (January 2021 – Present); President, CFO 5280, LLC (June 2018 – Present); President, Oswego Holdings, LLC (Sept. 2013 – Present)
Robert Spengler, 44	Chief Compliance Officer since November 2024	Senior Principal Consultant, Foreside Fund Officer Services, LLC, December 2020 – Present; Vice President, Compliance and Regulatory Consulting, Duff & Phelps, June 2018 – December 2020

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years
Alyssa Miller, 29	Secretary since August 2022	Associate Legal Counsel, Ultimus Fund Solutions, LLC (August 2021 – present); Student, Suffolk University School of Law (2018 – 2021)
Jesse Hallee, 47	Assistant Secretary Since August 2022

Senior Vice President and Associate General Counsel (2022 – Present) and Vice President and Senior Managing Counsel (2019 – 2022), Ultimus Fund Solutions, LLC; Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019)

*	The term “Fund Complex” refers to the Arca U.S. Treasury Fund.

The Fund’s Statement of Additional Information includes additional information about certain of the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-445-3148 or by visiting arcalabs.com.

PRIVACY NOTICE

FACTS	WHAT DOES ARCA U.S. TREASURY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number	●	Purchase History
	●	Assets	●	Account Balances
	●	Retirement Assets	●	Account Transactions
	●	Transaction History	●	Wire Transfer Instructions
	●	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arca U.S. Treasury Fund share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureau	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-445-3148

Who we are
Who is providing this notice?	Arca U.S. Treasury Fund

What we do
How does Arca U.S. Treasury Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arca U.S. Treasury Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Federal law gives you the right to limit only:
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Arca U.S. Treasury Fund does not share with our Affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial Companies
	●	Arca U.S. Treasury Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Arca U.S. Treasury Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-445-3148 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-526-1997.

INVESTMENT ADVISER

Arca Capital Management, LLC
4551 Glencoe Avenue, Suite 350
Marina del Rey, CA 90292

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The name of the audit committee financial expert is Micheal Ceccato. Mr. Ceccato is independent for purposes of this item.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024	$44,100
2023	$41,475

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024	$6,000
2022	$5,775

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the last two fiscal years.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for each of the last two fiscal years ended are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included under Item 7.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

 Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ARCA U.S. TREASURY FUND
PROXY VOTING POLICY AND PROCEDURES

Adopted as of December 11, 2019

Arca U.S. Treasury Fund (the “Fund”) has delegated its proxy voting responsibility to its investment adviser, Arca Capital Management, LLC (the “Adviser” or the “Firm”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s Independent Trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “Covered Persons” refers to employees and officers of the Adviser, “Clients” refers to the Adviser’s clients, including the Fund, “President” refers to the Adviser’s President, and “CCO” refers to the Adviser’s chief compliance officer.

A.	Policy

Pursuant to the advisory agreement executed between the Adviser and the Fund, the Adviser retains the responsibility to vote proxies on behalf of the Fund. Since the Adviser intends to invest primarily in securities that do not issue proxies (i.e. US Treasury obligations), the Adviser does not anticipate that it will ever vote proxies as a result of the Fund’s investment strategy. The Adviser however, has adopted the following proxy voting procedures below that would govern its proxy voting activities were it ever in position to vote a proxy for a client asset.

B.	Responsibility

The President is responsible for the implementation and monitoring of the Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping. The President may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the President.

C.	Procedures

The Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the Firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to its Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate).

As the Adviser provides investment advisory services to registered investment companies, it will vote any proxies for the Fund clients in accordance with any applicable investment restrictions of each Fund client, if applicable.

Conflicts of Interest in Connection with Proxy Voting

The President has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in a manner that is aligned with the economic interests of the Firm’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact the Adviser’s President and/or CCO. If any Covered Person is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact the Adviser’s CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients.

Record Keeping & Regulatory Reporting

For all proxies voted, the Adviser will retain all records related the manner in which it voted proxies for securities held by its Fund clients. The President will be responsible for maintaining all records related to the Firm’s proxy voting.

Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, the Adviser will furnish to the administrator of its Fund clients a full record detailing all how the Firm voted all proxies for the prior 12-month period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)

Jeffrey M. Dorman has managed the Fund since its inception in July, 2020. Mr. Dorman has over 20 years’ experience in trading and asset management. From November 2013 to April 2018, Mr. Dorman was, successively, Vice President of Business Development and Chief Operating Officer of Harvest Exchange Corp. (“Harvest”), an online investment portal and financial technology company focusing on research for institutional investors, in New York and Los Angeles. Prior to Harvest, Mr. Dorman was a trader at Global Credit Advisers, LLC, a New York City registered investment adviser and asset management firm, where he managed the then-newly launched event driven strategy and managed outside capital by investing in highly-volatile, thinly-traded securities with a strict discipline approach around position sizing and liquidity. Mr. Dorman was also Head Trader at Brencourt Advisors (“Brencourt”), a multi-strategy registered investment adviser, where he co-managed a more than $200 million credit opportunity hedge fund focused on trading illiquid debt and equity securities. Mr. Dorman also created a proprietary risk management system while at Brencourt that helped the fund determine appropriate sizing and rebalancing for each portfolio position using both quantitative factors (such as position liquidity and number of market makers), and qualitative factors (such as upside potential, downside risk and timing of an event) to create an optimal-sized position. While at Brencourt, Mr. Dorman was a member of the firm’s investment committee. Mr. Dorman’s experience also includes being senior trader with responsibility for trading of over $100 million in proprietary capital for both Merrill Lynch from March 2006 to September 2008 and Citadel Securities from September 2009 to December 2010 dealing in U.S. and international corporate bonds. Mr. Dorman is a Chartered Financial Analyst and graduated from Washington University in St. Louis with a bachelor’s degree in Economics and Finance, and a minor in Biology.

(a)(2) The portfolio manager primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles	4	$426	4	$426
Other Accounts

Compensation of Portfolio Managers

The Fund’s financial arrangements with the portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of the Fund and other accounts managed by the portfolio manager measured against an identified peer group.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, the portfolio manager will receive base compensation based on his seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans.

Portfolio Managers	Dollar Range of Shares Owned
Jeffrey Dorman	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Not applicable.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Philip Liu
By	Philip Liu
Principal Executive Officer

Date:	3/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Philip Liu
By	Philip Liu
Principal Executive Officer

Date:	3/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Vance Sanders
By	Vance Sanders
Principal Financial Officer

Date:	3/10/2025